UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 3, 2007

UNITED FUEL & ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-68008	91-2037688
(Commission File Number)	(IRS Employer Identification No.)

405 N. Marienfeld, 3rd Floor, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

(432) 571-8000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

United Fuel & Energy Corporation is furnishing a Company Fact Sheet with this Current Report on Form 8-K, which is attached as Exhibit 99.1 and incorporated herein by reference.

United Fuel & Energy Corporation is also furnishing presentation slides that may be used from time to time by the company in presentations at investment conferences. The presentation slides, which contain certain information relating to our results of operations and financial condition, are contained in Exhibit 99.2 and are incorporated herein by reference. Both the Company Fact Sheet and presentation slides will be made available in hard copy form upon written request made to the Secretary of United Fuel & Energy Corporation.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description
Exhibit 99.1 *	Company Fact Sheet, dated April 2007
Exhibit 99.2 *	Presentation slides containing certain information relating to the United Fuel & Energy Corporation’s results of operations and financial condition and certain other information
* Furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FUEL & ENERGY CORPORATION

Date: April 3, 2007	By:	/s/ Bobby Page
Bobby Page Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 99.1 *	Company Fact Sheet, dated April 2007
Exhibit 99.2 *	Presentation slides containing certain information relating to the United Fuel & Energy Corporation’s results of operations and financial condition and certain other information
* Furnished and not filed.